________________________________________________________________________________

Form 8-K.  Current Report pursuant to Section 13 or 15(d) of the Securities
                            Exchange Act of 1934


                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                 Form 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 27, 1999

               Cotton Valley Resources Corporation
        (Exact name of registrant as specified in its charter)

Yukon Territory, Canada               0-28814              98-0164357
(State or other jurisdiction          (Commission          (IRS Employer
of incorporation)                      File Number)       Identification No.)

     6510 Abrams Road, Suite 300,  Dallas, TX                 75231
           (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code    (214) 221-6500


  (Former name or former address, if changed since last report.)





Item 6.  Resignation of Registrant's Director

     Effective August 27, 1999, the Board of Directors of the Company accepted the resignation of Eugene A. Soltero and John M. Haley, MD as members of the Board of Directors and Eugene A. Soltero as an officer serving in the capacity of Chairman of the Board and Chief Executive Officer of the Company. The effective date of the resignations is August 27, 1999.

     There are no disagreements on any matter relating to the Registrant's operation, policies or practices between Mr. Soltero and the Company or Mr. Haley and the Company.

     Mr. Soltero and Mr. Haley furnished the Board of Directors letters tendering their resignations dated August 26, 1999. Copies of those letters are filed as Exhibits 1 and 2 to this Current Report on Form 8-K.


Item 7. Financial Statements and Exhibits

     (a)  Financial Statements

           None

     (b)  Pro Forma Financial Information

           None

     (c)  Exhibits

      1.  A letter from Eugene A. Soltero advising the Board of
Directors of his resignation as a member of the Board of Directors and as an officer serving in the capacity of Chairman of the Board and Chief Executive Officer, effective upon acceptance by the Board of Directors.

     2. A letter from John M. Haley advising the Board of Directors of his resignation as a member of the Board of Directors, effective upon acceptance by the Board of Directors.


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Cotton Valley Resources Corporation
                                                  (Registrant)

Date      September 3, 1999               /s/ James E. Hogue
                                                  James E. Hogue
                                                  Chief Executive Officer

                      COTTON VALLEY RESOURCES CORPORATION
                                 EXHIBIT INDEX

Exhibit Number

1 Letter addressed to the Board of Directors of the Company dated August 26, 1999 from Eugene A. Soltero relative to statements made in Item 6 of this Current Report on Form 8-K.

2 Letter addressed to the Board of Directors of the Company dated August 26, 1999 from John M. Haley, MD relative to statements made in Item 6 of this Current Report on Form 8-K.

                                  EXHIBIT "1"

                                 RESIGNATION

TO:          COTTON VALLEY RESOURCES CORPORATION (the "Corporation")

AND TO:     THE SHAREHOLDERS THEREOF

     The undersigned hereby resigns, effective as stated below, as an officer and director of the Corporation and all of its subsidiaries to the extent that the undersigned acts as an officer or director of any of its subsidiaries.

     DATED the 26th day of August, 1999, but effective upon the earlier of acceptance by the Board of Directors, or 5:00 PM CDT, August 30, 1999.

                              /s/ Eugene A. Soltero
                              Eugene A. Soltero

                                 EXHIBIT "2"

                                RESIGNATION

TO:          COTTON VALLEY RESOURCES CORPORATION (the "Corporation")

AND TO:     THE SHAREHOLDERS THEREOF

     The undersigned hereby resigns, effective as stated below, as a director of the Corporation.

     DATED the 26th day of August, 1999, but effective upon the earlier of acceptance by the Board of Directors, or 5:00 PM CDT, August 30, 1999.


                              /s/ John M. Haley, MD
                              John M. Haley, MD